"SUBJECT TO COMPLETION"
                                December 8, 1999



                           Nationwide(R) Mutual Funds



                          Morley Enhanced Income Fund



------------------------------------------------------
Information contained herein is subject to
completion or amendment.  A registration statement
relating to these securities has been filed with the
Securities and Exchange Commission.  These
securities may not be sold nor may offers to buy be
accepted prior to the time the registration
statement becomes effective.  This prospectus shall
not constitute an offer to sell or the solicitation
of an offer to buy nor shall there be any sale of
these securities in any State in which such offer,
solicitation or sale would be unlawful prior to
registration or qualification under the securities
laws of any such State.
------------------------------------------------------








December _____, 1999




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund's shares as an investment or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS

Fund Summary......................................................    3
Objectives and Principal Strategies...............................    4
Principal Risks...................................................    4
Performance.......................................................    5
Fees and Expenses.................................................    5

More About the Fund...............................................    6
Principal Investment s and Techniques.............................    6
Other Investment Techniques.......................................    7

Management........................................................    8
Investment Manager................................................    8
Portfolio Manager.................................................    8

Buying, Selling and Exchanging Fund Shares........................
Choosing a Share Class............................................    9
Buying Shares.....................................................    9
Selling Shares....................................................    12
Distribution Plan.................................................    14
Exchanging Shares ................................................    14
Year 2000.........................................................    15

Distributions and Taxes...........................................
Distributions of Income Dividends.................................    16
Distributions of Capital Gains....................................    16
Reinvesting Distributions.........................................    16
State and Local Taxes.............................................    16
Selling Fund Shares...............................................    16
Exchanging Fund Shares............................................    16

Additional Information............................................    Back Cover

Fund Summary

This prospectus provides information about the Morley Enhanced Income Fund (the "Fund"), a series of the Nationwide(R) Mutual Funds. "You" and "your" refers to potential investors and current shareholders of the Fund.


A Quick Note about Share Classes

The Fund has three different share classes--Class A, Class Y and Institutional Class shares. The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares - Choosing a Share Class."

This section summarizes key information about the Fund. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund."

Objectives and Principal Strategies

The Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in your account value. The Fund's investment objectives can be changed without shareholder approval.

To achieve its goals, under normal conditions, the Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. The Fund will be managed so that its duration will be between 0.5 and 2.0 years. The Fund may also enter into futures or options contracts solely for the purpose of adjusting the duration of the Fund to minimize fluctuation of the Fund's market value. Depending on market conditions, the Fund may also enter into book value maintenance agreements ("wrap contracts") with one or more highly rated financial institutions for the purpose of maintaining some of the Fund's assets at a stable book value.

Duration is the sensitivity of the net asset value of the Fund to changes in interest rates.

When selecting securities for the Fund, the Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund.

The Fund's portfolio managers expect that careful selection of securities, relatively short portfolio duration, and the potential availability and use of wrap contracts will enable the Fund to meet its investment objective of limited fluctuation of the Fund's net asset value, although there can be no guarantee that the Fund will meet its objective.

Principal Risks

Because the value of the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the adviser's ability to assess economic conditions and investment opportunities.

Credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the Fund. The Fund limits this risk by purchasing high -grade debt securities.

Interest rate risk. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. Because the Fund invests primarily in fixed-rate debt securities with short-to-moderate maturities or variable-rate debt securities with frequent interest rate resets, this risk is lower than for funds with longer maturities. The Fund may also use wrap contracts to limit the impact of interest rate changes on the Fund's net asset value.

Prepayment risk. The issuers of mortgage- and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities volatile. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes.

Risk of Using Wrap Contracts. If the Fund elects to use wrap contracts, it will incur certain additional risks associated with these contracts and their providers. The credit standing of certain wrap providers may deteriorate over time, impairing the value of their contracts, and the Fund may not be able to renegotiate, replace, or provide for successor contracts in a timely or economical manner.

If the checks sent to you cannot be delivered, or are not cashed, distributions will be reinvested in shares of the Fund. If either or both of these events were to occur, the duration of the Fund could be affected, and the net asset value of the Fund could be subject to increased fluctuation.

Liquidity risk. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. The Fund will limit liquidity risk by investing primarily in relatively short, high-grade securities, and by maintaining a reasonable cash balance to redemptions and investment purchase opportunities.

For more detailed information about the Fund's investment and risks, see "More About the Funds."


Performance

No performance information is provided because the Fund will not begin operations until about December ___, 1999.

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and selling shares of the Fund.

Shareholder Fees1           Class    Institu-ClasslY
(paid directly from your    A        Class    shares
investment)                 shares   shares
--------------------------- -------- ------- ----------
Maximum Sales Charge        4.50%2    None     None
(Load) imposed on
purchases (as a
percentage of offering
price)
--------------------------- -------- ------- ----------
                             None3    None     None
Maximum  Deferred Sales
Charge (Load) imposed on
redemptions (as a percentage
of original purchase price
or sale proceeds, as applicable)

Annual Fund Operating       Class    Institu-ClasslY
Expenses (deducted from     A        Class    shares
Fund assets)                shares   shares
--------------------------- -------- ------- ----------
Management Fees              0.35%   0.35%     0.35%
--------------------------- -------- ------- ----------
Distribution and/or          0.25%    None     None
Service (12b-1) Fees
--------------------------- -------- ------- ----------
Other Expenses               0.55%   0.33%     0.58%
--------------------------- -------- ------- ----------
Total Annual Fund            1.15%   0.68%     0.93%
Operating Expenses4
Example
This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 year    3 years
--------------- --------- --------
Class A shares  $562      $799
--------------- --------- --------
Institutional   $  69     $218
Class shares
--------------- --------- --------
Class Y shares  $  78     $243


More About the Fund

Principal Investments and Techniques

The Fund may use the following investments and techniques to increase its returns, protect its assets or diversify its investments.

U.S. government securities. These securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

     -- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government

     -- The Federal Home Loan Banks

     -- The Federal National Mortgage Association ("FNMA")

     -- The Student Loan  Marketing  Association  and Federal Home Loan Mortgage
        Corporation ("FHLMC")

     -- The  Federal Farm Credit Banks

Although there is virtually no credit risk with these U.S. government securities, neither the U.S. government nor its agencies guarantee the market value of their securities. Interest rate changes, prepayment and other factors may affect the value of these securities.

Mortgage-backed and asset-backed securities. U.S. Government mortgage- backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. Government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates, as their collateral. CMOs can be issued by the U.S. Government or its agencies or by private lenders.

These securities are subject to interest rate risk and credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and mortgage-backed securities will be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest rate market would reduce the Fund's income. Mortgage-backed securities are also subject to extension risk if rates increase and prepayments slow, and the possibility of losing principal as a result of faster than anticipated prepayment of securities purchased at a premium.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers.

Floating and variable rate securities. Floating- and variable-rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities change at preset times based upon an underlying index. Some of the floating- or variable- rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other securities. They are also subject to basis risk, which is the risk that the value of the security may deteriorate relative to the underlying index. In addition, because they may be callable, these securities are also subject to the risk that they will be repaid prior to their stated maturity and that the repaid principal will be reinvested in a lower interest rate market, reducing the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the securities it would otherwise purchase.

Wrap Contracts. Wrap contracts cover certain assets of the Fund and reduce the volatility of the Fund's net asset value. A wrap contract is an agreement between the Fund and a financial institution, typically a highly-rated bank or insurance company (a "wrap provider"), to maintain certain Fund assets at their purchase price plus accrued interest. Under normal circumstances, the value of a wrap contract is the difference between the aggregate book value and the current market value of covered assets. A wrap contract therefore gains value when the market price of covered assets declines, and decreases in value when the market price of the covered assets increases. The Fund expects to pay an annual premium of between 0.08% and 0.15% on the book value of any assets in the Fund, which are covered by wrap contracts. The Fund does not anticipate purchasing contracts on more than 50% of total Fund assets.

Wrap contracts are considered illiquid assets of the Fund. In addition to liquidity risk, wrap contracts are subject to the credit risk of the wrap provider, and also to the risk that the Fund may be unable to replace a wrap contract that is maturing or subject to termination. Although wrap contracts are designed to reduce the volatility of the Fund's net asset value, they may not always be able to do so.

Derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. The Fund may use derivatives to hedge its portfolio.

Temporary defensive positions

In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund will not meet its investment objectives, and may miss potential market upswings.

Other Investment Techniques

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

Management

Investment Manager

Union Bond &Trust Company ("UBT"), 5665 S.W. Meadows Road, Lake Oswego, OR 97035, manages the investment of the assets and supervises the daily business affairs of the Fund. UBT is a state bank and trust company chartered in 1913 and reorganized in 1992 under the laws of the state of Oregon. UBT provides a range of investment and fiduciary services to institutional clients. UBT maintains and manages common and pooled trust funds invested primarily in fixed income assets whose principal value is believed to be relatively stable. As of December ___, 1999, UBT and its affiliates has approximately $_____billion in assets under management.

The Fund pays UBT an annual management fee of 0.35% for its investment advisory services. The management fee is based on the Fund's average daily net assets.

Portfolio Managers

Taylor E. Drake and Thomas F. Mitchell co-manage the Fund.


Mr. Drake, Vice President and Portfolio Manager, joined Morley Capital Management, Inc. ("MCM"), an affiliate of UBT, in 1995 and has managed corporate stable value portfolios beginning in 1995 and the Morley Capital Accumulation Fund since February 1999 when it began operations. Prior to joining 1995, he was Associate Director of Investment Banking at US Bancorp.


Mr. Mitchell, Senior Portfolio Manager, joined UBT in 1999. He began managing the Morley Capital Accumulation Fund in February 1999 when the fund began operations. Mr. Mitchell has over twenty years' experience with taxable and tax-exempt securities. From 1978 to 1996 he managed investment portfolios for commercial bank affiliates of First Interstate Bancorp. In 1997 and 1998, following First Interstate's merger with Wells Fargo & Co., he was a fixed income trader with Wells Fargo's Institutional Securities Sales and Trading Division.

Buying, Selling and Exchanging Fund Shares

Choosing a Share Class

As noted in the Fund Summary, the Fund offers different share classes to give investors different price and cost options. Class A shares are available to all investors; Institutional Class and Class Y shares are available to a limited group of investors as described below.

With Class A shares, you pay a sales charge (known as a front-end sales charge) when you purchase the shares. Class A shares also pay distribution and/or service fees under a Distribution Plan. These fees are either retained by NAS or paid by NAS to brokers for distribution and shareholder services. Class A and Class Y shares may pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of the shares.

Who can buy Class Y shares

The Class Y shares are available for purchase by the following:

     -- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

     -- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services

     -- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Class Y shares, where the investment is part of a program that collects an Administrative Service fee

    -- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides

    -- life insurance separate accounts to fund the benefits of variable life insurance policies and variable annuity contracts

Who can buy Institutional Class shares

The Institutional Class shares are available for purchase by the following:

    --  fund of funds offered by NAS or other affiliate of the Trust

    -- tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Fund

    -- institutional advisory accounts of UBT, or its affiliates and those having client relationships with an affiliate of VMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts

    -- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Administrative Service or Rule 12b-1 Plan fee

    -- registered investment advisers investing on behalf of institutions and high net-worth individuals, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services


Buying Shares

Purchase price

The purchase or "offering" price of one share of the Fund is its "net asset value" or NAV next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of shares of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Standard Time) on each day the Exchange is open for trading.

Minimum  Investments  - Class A shares

To open an  account                            $1000
Through  the Automatic Asset
Accumulation plan
(per transaction)                                $25
Additional  investments                         $100

Minimum investments - Institutional Class and Class Y  shares

To open an account                           $50,000
Additional investments                        $5,000

These minimum investment requirements do not apply to certain retirement plans. Call 1-800-848-0920 for more information. If you purchase shares through an account at a broker (other than NAS), different minimum account requirements may apply.

The Fund does not calculate NAV on the following days:

      Christmas Day
      New Year's Day
      Martin Luther King, Jr. Day
      Presidents' Day
      Good Friday
      Memorial Day
      Independence Day
      Labor Day
      Thanksgiving Day
      other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine an NAV for the Fund when:

    --  It has not  received  any orders to  purchase,  sell or exchange  shares

    --  Changes in the value of the Fund's portfolio do not affect the NAV

If current prices are not available, or if Villanova SA Capital Trust ("VSA "), the Fund's administrator or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair market value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

When you purchase Class A shares, your purchase price will be the offering price or NAV next determined after your order is received, plus any applicable sales load.

Class A sales charges

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

Class A shares

Amount of purchase          Sales         Sales
                            charge as %   charge as %
                            of offering   of amount
                            price         invested
--------------------------- ------------- -------------
less than $50,000           4.50%         4.71%
--------------------------- ------------- -------------
$50,000 to $99,999          4.00          4.17
--------------------------- ------------- -------------
$100,000 to $249,999        3.00          3.09
--------------------------- ------------- -------------
$250,000 to $499,999        2.50          2.56
--------------------------- ------------- -------------
$500,000 to $999,999        2.00          2.04
--------------------------- ------------- -------------
$1 million to $24,999,999   0.50          0.50
--------------------------- ------------- -------------
$25 million or more         0.25          0.25


Reduction and Waiver of Class A sales charges

Shareholders can reduce or eliminate the Class A initial sales charge through one or more of the discounts described below:

    -- Increase the amount of your investment. The preceding table shows how the sales charge decreases as the amount of your investment increases.

    -- Family Member Discount. Members of your family who live at the same address can combine investments, possibly reducing the sales charge.

    -- Lifetime Additional Discount. You can add the value of any of the Nationwide Mutual Funds Class A shares you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.

    -- Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued byany member of the Nationwide Insurance Enterprise to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

    -- No sales charge on a repurchase. If you sell shares from your Nationwide account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

    -- Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

Waiver of Class A sales charges

The Class A sales charges will be waived for the following purchases:

Class A shares sold to:

    -- Any person purchasing through an account with a unaffiliated brokerage firm that has an agreement with NAS to waive sales charges for those persons;

    -- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with NAS;

    -- Any person who pays for the share with proceeds of mutual fund shares sold from an NAS brokerage account. To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares (NAS may require evidence that you qualify for this waiver);

    -- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.

    -- Trustees and retired Trustees of Nationwide Mutual Funds (including its predecessor Trust).

    -- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companiese, or any investment advisory clients of VMF, VSA, NAS and their affiliates.

    -- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with Nationwide Insurance and Nationwide Financial companies from time to time, (including, but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative.

Additional investors eligible for sales charge waivers may be found in the Statement of Additional Information.

How to place your purchase order

If you wish to purchase Class A shares, you may purchase the shares using one of the methods below. Eligible entities wishing to purchase Institutional Class or Class Y shares should contact Nationwide Advisory Services, Inc. at 1-800-848-0920 for information regarding such purchases.

By mail - Complete and mail the application with a check or money order made payable to: Nationwide Advisory Services, Inc., Three Nationwide Plaza, P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. NAS will not accept third-party checks.

By wire - You can request that your bank transmits funds ("federal funds") by wire to the Fund's custodian bank. In order to use this method, you must call NAS by 4 p.m. Eastern Standard Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Fund resulting from the cancellation. Your bank may charge a fee to wire the funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

By telephone (NAS NOW) - Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use NAS NOW to make purchases.

Through an authorized broker - NAS has relationships with certain brokers who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with NAS.

Additional shareholder services

Shareholders are entitled to a wide variety of services by contacting:

NAS NOW                               1-800-637-0012
Our  customized  voice-response  system,  available 24 hours a day, seven days a week
Nationwide Customer Service           1-800-848-0920
Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Standard Time

For additional information on buying shares and shareholder services, call the customer service number listed above or contact your Nationwide representative.


Selling Shares

You can sell - also known as redeeming - your shares of the Fund at any time, subject to certain restrictions. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after NAS receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sold may be more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale.

Your order to sell shares can be made in writing or by telephone (if you authorized telephone transactions on your application). Generally, we will pay you for shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 12 calendar days from the date of your purchase.

Restrictions on sales

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

Signature guarantee - Class A shares

A signature guarantee is required under the following circumstances:

    --  if a redemption is over $100,000,

    --  if your account registration has changed within the last 30 days,

    -- if the redemption check is made payable to anyone other than the registered shareholder,

    -- if the proceeds are sent back to a bank account not previously designated or changed within the past 30 days, or

    --  if the proceeds  are mailed to an address  other than the address of NAS
        reserves   the  right  to  require  a  signature   guarantee   in  other
        circumstances, without notice.

Contingent deferred sales charge (CDSC) on Class A shares

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge (other than those investing in the Fund through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

How to place your sale order - Class A shares

You can request the sale of your shares in any of the ways below. A signature guarantee may be required under certain circumstances. Please refer back to "Signature Guarantee - Class A shares" on page ____.

By telephone (NAS NOW) - Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a weeks, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use NAS NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Standard Time to learn the day's closing share price.

Capital gains taxes
If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes - Selling Fund Shares."

Customer service line - Unless you declined the telephone redemption privilege on your application, a check payable to the shareholder of record can be mailed to the address of record. NAS can wire the funds directly to your account at a commercial bank (a voided check must be attached to your applications) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give NAS written notice of its termination.) You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the customer service line at 1-800-848-0920. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims, or liability arising from its compliance with the instructions. NAS may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

Bank by wire - Your funds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S.
may be subject to a higher fee.

By Automated Clearing House ("ACH") - Your funds can be sent to your bank via ACH on the second business day after your order to sell has been reviewed by NAS. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give NAS written notice of its termination.)

By mail or FAX (No minimum) - Write a letter to Nationwide Advisory Services, Inc., Three Nationwide Plaza, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-249-8705. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want NAS to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date NAS receives your signed letter or FAX. If your FAX is received after 4:00 p.m. Eastern Standard Time, it will be processed the next business day. NAS reserves the right to require the original document if you fax your letter

Through an authorized broker - NAS has relationships with certain brokers who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker may charge a fee for this service.

Accounts with low balances

We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

For additional information concerning your ability to sell your shares, call our customer service line at 1-800-848-0920 or see your Nationwide representative.

Distribution Plan

In addition to the sales charges which you may pay for Class A shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate NAS - as distributor - for expenses associated with distributing its shares and providing shareholder services.

Distribution and service fees

Under the Distribution Plan, the Fund pays NAS compensation accrued daily and paid monthly. The Fund shall pay amounts not exceeding an annual amount of:

Fund/Class        As a % of daily net assets
-------------------------------------------------------
Class A shares    0.25% (distribution or service fee)
-------------------------------------------------------

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Exchanging Shares - Class A shares

You can exchange the shares you own for shares of another fund within Nationwide Mutual Funds (except the Morley Capital Accumulation Fund) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement.
For example, you cannot exchange Class A shares for shares of another class.

Capital gains taxes
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see ""Distribution and Taxes - Exchanging Fund Shares-Class A Shares."

If your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies.

How to place your exchange order

You can request an exchange of shares in writing, by fax or by phone (see "Buying Shares - How to place your purchase order" or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date NAS receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Standard Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling NAS NOW, our automated voice-response system. You will have automatic exchange privileges unless you request not to on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days written notice to shareholders

Excessive trading

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.


Year 2000

VMF, VSA and NAS have developed and implemented a plan to address issues related to the Year 2000. The problem relates to many existing computer systems using only two digits to identify a year in a date field. These systems were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer systems could fail or create erroneous results when processing information dated after December 31, 1999. VMF, VSA and NAS have completed an inventory and assessment of all computer systems and have implemented a plan to renovate or replace all applications that were identified as not Year 2000 compliant. VMF, VSA and NAS have also tested each application for their Year 2000 compliance.

Systems supporting the Fund's infrastructure, such as telecommunications, voice and networks, have also been tested, renovated or replaced, and are compliant. VMF, VSA and NAS' assessment of Year 2000 issues has included non-information technology systems with embedded computer chips. VMF, VSA and NAS' building systems such as fire, security, elevators and escalators supporting facilities in Columbus, Ohio, have been tested and are Year 2000 compliant.

In addition to resolving internal Year 2000 readiness issues, VMF, VSA and NAS are surveying significant external organizations (business partners) to assess if they will be Year 2000 compliant. VMF, VSA and NAS continue their efforts to identify external risk factors and have developed contingency plans as part of its ongoing risk-management strategy.


Distributions and Taxes

The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For up-to-date tax advice, please speak with your tax adviser.

Distributions of Income Dividends

The Fund declares dividends daily and distributes them montly. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

Distributions of Capital Gains

If the Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sale of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For the current capital gains tax rates, speak with your tax adviser.

Reinvesting Distributions

All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing if distributions are in excess of $5. You are subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certifications are not accurate, or as may otherwise be required under the Internal Revenue Code.

Changing your distribution option
If you want to change your option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution. You will not receive interest on any uncashed distribution, dividend or redemption checks.

State and Local Taxes

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

Selling Fund Shares

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

Exchanging Fund Shares - Class A shares

Exchanging your shares of the Fund is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

Information from Nationwide

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.

    -- Statement of Additional Information (SAI) (incorporated by reference in this Prospectus)

    -- Annual Report (which contains a discussion of the market conditions and investment strategies that significantly affect the Fund's performance)

    --  Semi-Annual Report

For additional information contact:

Nationwide Advisory Services, Inc.
P.O. Box 1492
Three Nationwide Plaza
Columbus, Ohio 43216-1492
(614) 249-8705 (fax)

For information, assistance and wire orders:

1-800-848-0920 (toll free, 8 a.m. - 5 p.m. Eastern Standard Time)

For 24-hour account access:

1-800-637-0012 (toll free) Also, visit the Nationwide Advisory Services, Inc. Web Site at [www.nationwidefunds.com].

Information from the Securities and Exchange Commission

You can obtain copies of the Fund documents from the SEC as follows:

In person:

Public Reference Room in Washington, D.C. (for their hours of operation, call 1-800-SEC-0330)

By mail:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-6009
(The SEC charges a fee to copy any documents.)

Via the Internet:

http://www.sec.gov

Investment Company Act File No. 811-08495